UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2026
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SPYRE THERAPEUTICS, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37722	46-4312787
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 Crescent Street Building 23 Suite 105
Waltham, MA		02453
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 651-5940

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_______________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	SYRE	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

SPY003 SKYLINE Part A Induction Topline Results

On September 8, 2026, Spyre Therapeutics, Inc. (“Spyre” or the “Company”) issued a press release announcing positive 12-week induction topline data from Part A of the Phase 2 SKYLINE trial of SPY003, an anti-IL-23 being investigated for the treatment of moderately-to-severely active ulcerative colitis (“UC”).

A copy of the press release is attached hereto as Exhibit 99.1. The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On September 8, 2026, the Company announced positive 12-week induction topline data from Part A of the Phase 2 SKYLINE trial of SPY003, an anti-IL-23 being investigated for the treatment of moderately-to-severely active UC.

SPY003 SKYLINE Part A Induction Topline Results

Efficacy: POC Established Across All Three Combination Components

Initial 12-week findings from SKYLINE Part A demonstrated that SPY003 met all key objectives. The study population consisted of 41% advanced therapy-exposed participants with a mean disease duration of 7.1 years, a mean baseline Robarts Histopathology Index (“RHI”) score of 17.2 ± 8.3 (SD), a mean modified Mayo Score (“mMS”) of 6.9 ± 1.2 (SD), and 59% of whom had a baseline endoscopy score of 3. SPY003 achieved the primary endpoint, demonstrating a statistically significant 10.0-point reduction in RHI score (p<0.0001), robust rates of clinical remission and endoscopic improvement, and a meaningful change in mMS. The 10.0-point reduction in RHI observed in participants receiving SPY003 is in line with the 9.2- and 10.7-point reductions observed in participants receiving SPY001 and SPY002, respectively, and all are among the largest improvements observed in UC trials to date.

Endpoint (Week 12)	SPY003
Change in RHI from baseline Primary endpoint	-10.0 (p<0.0001)
Clinical remission rate	20%
Endoscopic improvement rate	30%
Change in modified Mayo Score	-3.5

Safety: Well-Tolerated Profiles Across All Three Monotherapies Support Combination Development

As previously reported, SPY001 and SPY002 were each well tolerated in Part A, with safety profiles consistent with their respective classes, and no drug-related serious adverse events.

SPY003 was well tolerated with a safety profile consistent with the IL-23 class. There were 19 subjects with treatment-emergent adverse events (“TEAEs”) during the induction treatment period. Three serious adverse events (“SAEs”) were reported, deemed not drug-related. The most common adverse events (“AEs”) (occurring in ≥ 2 patients) were arthralgia (n=2), nasopharyngitis (n=2), and urinary tract infection (n=2).

SPY003
Subjects with any AE (n, %)	19 (43%)
Severe (Grade ≥ 3) AE	5 (11%)[1]
Drug-related AE	1 (2%)[2]
AE leading to drug discontinuation	0
SAE	3 (7%)[3]
Drug-related SAE	0
AEs of special interest	0
Death	0
1Ulcerative colitis flare, intervertebral disc protrusion, anaemia, urinary tract infection, and acute cholecystitis, each in one subject; all deemed not drug-related.

2Pruritus (Grade 1) that resolved without intervention or treatment interruption.

3Hospitalization for ulcerative colitis flare, hemorrhoid thrombosis, and acute cholecystitis, each in one subject; all deemed not drug-related.
Data pertain to SPY003 (N=44) through Week 12 and data cut-off of July 27, 2026.

Next Steps

Clinical proof-of-concept across all three inflammatory bowel disease (“IBD”) programs strengthens the biological rationale for Spyre’s combination strategy and sets the stage for Part B of the SKYLINE trial, which is actively enrolling. Part B includes two dose levels of each monotherapy as well as three high-dose combination arms (SPY120, SPY130, and SPY230). Topline induction data from Part B are expected in 2027.

The Company remains at the forefront of evaluating potential first- and best-in-class monotherapies and combinations in immunology and inflammation (“I&I”), with multiple expected topline readouts over the next 12-18 months:

Trial	Indication	Asset(s)	Expected timing
SKYWAY	Psoriatic Arthritis (“PsA”), Axial Spondyloarthritis (“axSpA”)	SPY072	4Q 2026
SKYLINE Part B	UC	SPY001, SPY002, SPY003, SPY120, SPY130, SPY230	2027
SKYLIGHT	Hidradenitis Suppurativa (“HS”)	SPY072 + IL-17A/F	Late 2027 or early 2028

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K, other than statements of historical fact are forward-looking statements. These statements include, but are not limited to, statements regarding: the efficacy and safety of SPY001, SPY002 and SPY003 and their potential in other/a range of autoimmune diseases and as combination components; the Company remaining at the forefront of evaluating potential first and best-in-class monotherapies and combinations in I&I; the expected timing of topline results from the PsA and axSpA SKYWAY sub-studies, SKYLIGHT trial in HS and SKYLINE Part B in UC and the potential further development of these programs; and Spyre’s ongoing and future pre-clinical and clinical development activities. The words “opportunity,” “potential,” “milestones,” “pipeline,” “strategy,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “may,” “might,” “plan,” “possible,” “predict,” “should,” “will,” “would,” “can,” “likely,” “aim,” and similar expressions (including the negatives of these terms) may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs and involve a number of risks and uncertainties, many of which are beyond Spyre’s control, and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, uncertainties and risks arising from regulatory feedback, including potential disagreement by regulatory authorities with the Company’s interpretation of data and the Company’s clinical trials for its product candidates; the potential for interim data not being delivered within expected time frames or final data not being consistent with or different than the topline or interim data reported for our programs; the potential impact of Trump Administration policies and changes in law on our business; and those uncertainties and factors described in Spyre's most recent Annual Report on Form 10-K, as supplemented and updated by subsequent Quarterly Reports on Form 10-Q and any other filings that Spyre has made or may make with the Securities and Exchange Commission from time to time. You should not place undue reliance on forward-looking statements in this Current Report on Form 8-K, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Spyre does not undertake or accept any duty to make any updates or revisions to any forward-looking statements. This Current Report on Form 8-K does not purport to summarize all of the conditions, risks and other attributes of an investment in Spyre.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description

99.1	Press release issued by Spyre Therapeutics, Inc. regarding Data, dated September 8, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPYRE THERAPEUTICS, INC.

Date:	September 8, 2026	By:	/s/ Cameron Turtle
Cameron Turtle Chief Executive Officer